Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

We hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-QSB of Reliability Incorporated (the “Issuer”) for the quarterly period ended September 30, 2006 (the “Periodic Report”):

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Larry Edwards	/s/ James M. Harwell
Larry Edwards	James M. Harwell
Chief Executive Officer	Acting Chief Financial Officer
November 14, 2006	November 14, 2006